Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2003
Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that TO OUR KNOWLEDGE ON THE DATE OF THIS CERTIFICATION, that this Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This 10th day of March 2006.

/s/ Monty G. Watson
Chief Executive Officer/Principal Executive Officer

/s/ Kelly J. Johnson
Chief Financial Officer/Principal Financial and Accounting Officer

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